Exhibit 99.1

 Piper Sandler East Coast Financial Services ConferencePresentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2019 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

# Key Metrics

| | |
|---|---|
| ▪ Total Assets | $5.0 billion |
| ▪ Market Capitalization | $503.1 million |
| ▪ Cash Dividend Yield | 5.45% |
| ▪ P/E Ratio | 8.6x |
| ▪ Price to Book Value | 0.8x |
| ▪ Price to Tangible Book Value | 0.9x |
| ▪ Tangible Common Equity Ratio | 11.68% |

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - 2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of September 30, 2020

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# Corporate History

| | |
|---|---|
| 1903 | Pikeville National bank formed |
| 1987-2005 | Acquired 14 banks and purchased 17 branch locations |
| 1997 | Changed name to Community Trust Bancorp, Inc. |
| 2010 | Acquired LaFollette First National Corporation |
| Presently | Two operational subsidiaries~<br>Community Trust Bank, Inc. and<br>Community Trust and Investment Company |

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 Our Banking Franchise  Serving customers in 79 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

# Our Banking Franchise

## Central Region

Loans - $737 million

Deposits - $1.1 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

## Eastern Region

Loans - $1.0 billion

Deposits - $1.7 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

## Northeastern Region

Loans - $424 million

Deposits - $571 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

## South Central Region

Loans - $756 million

Deposits - $843 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

## Indirect Lending

Loans - $616 million

## CTIC

Assets Under Management - $2.5 billion (including $0.9 billion CTB)
Revenues - $14.4 million annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

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Financial data as of September 30, 2020

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 Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billionsRevenue in millions  7  Sept ’20 Revenue annualized

 Executive Management Team   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 51 years 51Mark A. Gooch CTB President and CEO 39 years 39Andy Waters CTIC President and CEO 33 years 16Kevin J. Stumbo EVP/Chief Financial Officer 33 years 25Steven E. Jameson EVP/Risk Manager 35 years 16James J. Gartner EVP/Chief Credit Officer 52 years (17 at OCC) 18James B. Draughn EVP/Operations 27 years 27Larry W. Jones EVP/C KY President 52 years 18Richard W. Newsom EVP/E KY President 37 years 37Ricky Sparkman EVP/SC KY/TN President 35 years 26D. Andrew Jones EVP/NE KY/WV President 33 years 33C. Wayne Hancock EVP/Senior Staff Attorney 12 years 12   8

# Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to strong corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

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 Consistent Financial Performance   YTD 2020 2019 2018 2017 2016 EPS $2.46 $3.64 $3.35 $2.92 $2.70ROAA 1.23% 1.49% 1.41% 1.27% 1.21%ROAE 9.26% 10.84% 10.83% 9.93% 9.58%Net Int. Margin 3.37% 3.60% 3.66% 3.67% 3.70%Efficiency Ratio 56.72% 60.70% 60.17% 58.66% 58.54%Nonperforming Loans 0.84% 1.03% 0.69% 0.91% 0.93%Net Charge-offs 0.20% 0.18% 0.20% 0.24% 0.28%% of Average Assets:Noninterest Income 1.07% 1.14% 1.24% 1.18% 1.22%Noninterest Expense 2.41% 2.73% 2.80% 2.70% 2.73%  10  All information is for the year ended December 31 except YTD 2020 which is for the nine months ended September 30.

 Earnings Review

 Earnings Per Share  EPS decreased 10.2% from September 2019 to September 20202020 EPS goal - $3.23 to $3.29 per share  12

 Net Income  Net income decreased 10.0% from September 2019 to September 20202020 goal for net income - $57.5 to $58.6 million  (in millions)  13

 Revenues  Revenues increased 4.4% from September 2019 to September 20202020 goal for revenues - $197.8 to $201.8 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  YTD noninterest income increased 6.8% year over year for the nine months ended September 302020 goal for noninterest revenue – 24.0% to 26.0% of total revenue  (in millions)  15  Sept ’20 annualized

 Net Interest Revenue  YTD net interest revenue increased by 3.6% year over year for the nine months ended September 30Net interest margin decreased 25 basis pointsAverage earning assets increased $442.4 million, or 11.0%  (in millions)  16  Sept ’20 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 9/30/20 – (8.74)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricingWithin 30 days 31.11%% of liabilities repricing Within 30 days 47.99%Within 90 days 56.90%Within 180 days 61.35%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Sept ’20 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 9/30/20 increased $654.4 million, or an annualized 20.0%, from 12/31/19Loans increased $309.2 million or an annualized 12.7%Investment portfolio increased $348.7 million or an annualized 77.6%Deposits increased $629.5 million or an annualized 23.1%2020 goal for total assets - $4.39 to $4.66 billion  (in billions)  21

 Total Loans  Loans increased $309.2 million, or an annualized 12.7%, from 12/31/192020 goal for total loans - $3.33 to $3.47 billion  (in billions)  22  Loan Portfolio Mix  September 30, 2020  Loan Rate Mix

 CARES Act Loan Deferral Status  23     Deferrals                    One Time    Two Times    Three Times    Resumed Payments    (dollars in thousands)  Number  Amount  Number  Amount  Number  Amount  Number  Amount  Commercial  829   $620,509   125   $203,431   4   $1,365    617   $435,296   Mortgage   500   59,660   59   7,026   1   27   290   37,778   Consumer  1,945   35,629   5   81   0  0  1,646   31,171     3,274   $715,798   189   $210,538   5   $1,392   2,553  $504,245

 PPP Loans  24  As of September 30, 2020, we have closed 2,962 PPP loans totaling $277.0 million 2,817 were under $350 thousand132 were between $350 thousand and $2.0 million13 were over $2.0 million

 Concentrations of Creditas a % of Total Loans  September 30, 2020  25  There were no nonperforming loans in any of these loan categories as of September 30, 2020.

 Indirect Lending  Sept ‘20 annualized  (in millions)  26

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  September 30, 2020  27  Nonperforming Loansas a % of Total Loans

 Nonperforming Assetsas a % of Total Assets  $15.6 million in other real estate owned  28  Loan Loss Reserveas a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  Loan loss reserve excluding PPP loans - 1.46%

 29  Allowance for Credit Losses     4Q19 Probable Incurred Losses    January 1, 2020 CECL Adoption    March 31, 2020 CECL    September 30, 2020 CECL    (dollars in thousands)  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Allowance for loan and lease losses transitioned to allowance for credit losses:                          Commercial  $21,683  1.30%  $21,680  1.30%  $30,030  1.79%  $27,792  1.46%  Residential mortgage  5,501  0.61%  7,319  0.81%  7,850  0.86%  8,695  0.98%  Consumer direct  1,711  1.16%  1,671  1.13%  2,200  1.51%  1,919  1.25%  Consumer indirect  6,201  1.18%  7,467  1.42%  9,365  1.69%  9,580  1.56%  Total allowance for loan and lease losses/allowance for credit losses   $35,096   1.08%   38,137   1.17%   $49,445   1.50%   $47,986   1.35%                             Reserve for unfunded lending commitments  $274     $386     $404     $494

 Total Other Real Estate Owned  Sales of foreclosed properties for the nine months ended 9/30/20 totaled $5.0 millionNew bookings in the first nine months of 2020 totaled $2.1 millionProperties under contract to sell at September 30, 2020 totaled $3.1 million  (in millions)  30

 Total Depositsincluding Repurchase Agreements  2020 goal for total deposits including repurchase agreements - $3.69 to $3.84 billion  (in billions)  31  Total Depositsincluding Repurchase Agreements  September 30, 2020

 Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$216 million in Hoops CDs as of 9/30/20  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  32

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at September 30, 2020 was 46.53%Desired level between 40% and 50%September 30, 2020 cash dividend yield was 5.45%Cash dividend increased to $0.385 per share effective October 1, 2020, an increase of 1.32%  34  *2020 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 29.0% during the past five years6.5% compound growth rate for the past five years2020 goal for shareholders’ equity - $632.1 to $657.9 million  (in millions)  35  6.5%

 Book Value Per Share  Tangible Common Equity/Assets  36

 Total Market Capitalization  Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  37  Price to Tangible Book Value 2015 2016 2017 2018 2019 9/30/20CTBI 1.50x 2.01x 1.79x 1.41x 1.51x 0.87xPeer 1.71x 1.83x 2.17x 1.96x 1.85x 1.48x   All data is as of year-end except 2020 which is as of September 30, 2020.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2014 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2019.  38

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2014 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2019.  38

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  39  September 30, 2020

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends40 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 4.6%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexCTBI shareholders include186 institutional investors (including CTIC – 3.4%) hold 9.7 million shares (50.7%)292 mutual funds hold 5.0 million shares (28.2%)  Data as of September 30, 2020  40

 Key Strategic Initiatives

# Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

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# CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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